SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                Date of Report:


                                  June 15, 2001



                        CALIBER LEARNING NETWORK, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Maryland
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


       000-23945                                          52-2001020
 ----------------------                        -------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


500 South Exeter Street, Baltimore, Maryland               21202
--------------------------------------------              --------
  (Address of Principal Executive Offices)               (Zip Code)


                                 (410) 843-1000
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

On June 15, 2001, Caliber Learning Network, Inc. (the "Company") filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code (the "Code") in the United States Bankruptcy Court for the District of Maryland, Baltimore Division. The Company will remain in possession of its assets and operate under the protection of the Code as a debtor-in-possession. As a debtor-in-possession under the Code, the Company is authorized to operate its business in the normal course, subject to the supervision of the Bankruptcy Court. The press release for this announcement is attached as Exhibit 99.1 hereto and is incorporated herein by reference.


ITEM 5.  OTHER EVENTS.

The Company's press release dated June 15, 2001, also announced that Douglas Becker, Chris Hoehn-Saric, Robert Burr and Chris Nguyen have resigned from the Board of Directors of the Company, effective immediately. Ed Mullen has opted not to renew after his current term expires. Also continuing to serve as members of the Company's Board of Directors are Jack Hill, Ernest Anastasio, and Janeen Armstrong.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

  (c)     Exhibits.

          Exhibit No.                Description
          -----------                -----------

             99.1                    Press Release dated June 15, 2001

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   June 15, 2001                  CALIBER LEARNING NETWORK, INC.




                                       By: /s/ Mark Yanson
                                           ------------------------------------
                                           Mark Yanson
                                           Vice President and
                                             Chief Financial Officer